UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — July 30, 2012 (July 30, 2012)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 30, 2012, MDC Partners Inc. (the “Company”), Maxxcom Inc. (a subsidiary of the Company) and each of their subsidiaries party thereto entered into an amendment (the “Tenth Amendment”) to its existing senior secured revolving credit facility, dated October 23, 2009 (as heretofore amended, the “Credit Agreement”), with Wells Fargo Capital Finance, LLC, as agent, and the lenders from time to time party thereto.

The Tenth Amendment provides that, effective as of June 30, 2012, the Company’s Total Leverage Ratio (as defined), measured on a quarter-end basis, must be no greater than (i) 4.25x, for the twelve-month period ending June 30, 2012, and (ii) 4.0x, for the twelve-month period ending September 30, 2012 and for the twelve-month period ending on the last day of each calendar quarter thereafter.

The foregoing summary description of the Tenth Amendment to the Credit Agreement is qualified in its entirety by reference to the full text of the agreements. The Tenth Amendment will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2012.

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2012, the Company issued an earnings release reporting its financial results for the three and six months ended June 30, 2012. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the three and six months ended June 30, 2012 were discussed. The investor presentation materials used for the call are attached as Exhibit 99.2 hereto.

The Company has posted the materials attached as Exhibit 99.2 on its web site (www.mdc-partners.com). The information found on, or otherwise accessible through, the Company’s website is not incorporated into, and does not form a part of, this Current Report on Form 8-K.

The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 - Results of Operations and Financial Condition.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The foregoing information and the exhibits hereto contain forward-looking statements within the meaning of the federal securities laws. These statements are based on present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated July 30, 2012, relating to the Company’s earnings for the three and six months ended June 30, 2012.

99.2	Slideshow presentation dated July 30, 2012.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 30, 2012	MDC Partners Inc.

By:
/s/ Mitchell Gendel
Mitchell Gendel
General Counsel & Corporate Secretary

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